UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report: July 29, 2004 (Date of earliest event reported: July 22, 2004)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                       0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

    Suite 300-1055 West Hastings Street
         Vancouver, B.C. Canada                                    V6E 2E9
(Address of principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                           Tugboat International, Inc.
          (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective July 22, 2004 MidNet, Inc. (the "Company") engaged the accounting firm of Williams & Webster, P.S. as its new independent public accountants for its worldwide audit engagement. On July 22, 2004 the Company dismissed Armando C. Ibarra, CPA-APC.

The reports of Armando C. Ibarra, CPA-APC on the consolidated financial statements of the Company for the past two fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the Company's accounting firm was made by the Company's Board of Directors effective July 22, 2004.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2003 and December 31, 2002 and in the subsequent interim period from January 1, 2004 through and including July 22, 2004 there were no disagreements between the Company and its auditors, Armando
C. Ibarra, CPA-APC, on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Armando C. Ibarra, CPA-APC, would have caused Armando C. Ibarra, CPA-APC to make reference to the subject matter in their reports. There were no "reportable events" as that term is described in
Item 304(a)(1)(v) of Regulation S-K.

The Company has not consulted with Williams & Webster, P.S. during the last two fiscal years ended December 31, 2003 and December 31, 2002 or during the subsequent interim periods from January 1, 2004 through and including July 22, 2004 on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

The Company requested Armando C. Ibarra, CPA-APC to furnish a letter addressed to the Securities and Exchange Commission stating whether Armando C. Ibarra, CPA-APC agrees with the statements made above by the Company. Such letter is attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

16.1 Letter of Armando C. Ibarra, CPA-APC regarding change in certifying accountant.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MidNet, Inc.


Date: July 29, 2004                     By: /s/ Kenneth M. Fasnacht
                                           -------------------------------------
                                           Kenneth M. Fasnacht
                                           Chief Financial Officer and Treasurer

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
                                 EXHIIBIT INDEX

Exhibit                             Description
-------                             -----------

 16.1 Letter of Armando C. Ibarra, CPA-APC regarding change in certifying accountant